
<ARTICLE> 5
<LEGEND>
This financial data schedule is submitted in accordance with Regulation S-K item
601(c)(2). This schedule contains summary financial information extracted from Form 10-K for the annual period ended December 31, 1995 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<RESTATED>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1995
<PERIOD-END>                               DEC-31-1995
<CASH>                                          94,922
<SECURITIES>                                     2,910
<RECEIVABLES>                                   61,219
<ALLOWANCES>                                   (24,468)
<INVENTORY>                                          0
<CURRENT-ASSETS>                               143,114<F1>
<PP&E>                                       3,219,277
<DEPRECIATION>                                (519,319)
<TOTAL-ASSETS>                               2,985,609
<CURRENT-LIABILITIES>                          302,638<F2>
<BONDS>                                      2,479,529
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         45
<COMMON>                                           479
<OTHER-SE>                                      42,060
<TOTAL-LIABILITY-AND-EQUITY>                 2,985,609
<SALES>                                        672,821
<TOTAL-REVENUES>                               672,821
<CGS>                                                0
<TOTAL-COSTS>                                  420,622
<OTHER-EXPENSES>                                25,749
<LOSS-PROVISION>                                 3,318
<INTEREST-EXPENSE>                             212,963
<INCOME-PRETAX>                                 10,619
<INCOME-TAX>                                     4,319
<INCOME-CONTINUING>                              5,850
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                  8,631
<CHANGES>                                            0
<NET-INCOME>                                    (2,781)
<EPS-PRIMARY>                                     (.37)
<EPS-DILUTED>                                     (.37)

<F1>Current assets include cash, unrestricted marketable securities, current portion of accounts and notes receivable and prepaid expenses and deposits.
<F2>Current liabilities include the current portion of long-term debt and accounts payable, accrued expenses and other liabilities.


